SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 April 11, 2003
                ________________________________________________
                Date of Report (Date of earliest event reported)


                         21st Century Technologies, Inc.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)



     Nevada                         000-29209                     48-1110566
________________________________________________________________________________
(State or other              (Commission File Number)         (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)



                          5707 Corsa Avenue, Suite 103
                       Westlake Village, California 91362
                    ________________________________________
                    (Address of principal executive offices)

                                      91362
                                   __________
                                   (Zip Code)


Registrant's telephone number, including area code: (818) 707-9466.

ITEM 5. OTHER EVENTS.

Directors Fred Rausch and David Gregor were removed from the Board of Directors on April 11, 2003, pursuant to action by a majority of the shareholders votes entitled to vote.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cased this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             21st CENTURY TECHNOLOGIES, INC.
                                                     (Registrant)


Date: 4/16/03                                /s/ ARLAND D. DUNN
                                                 _________________________
                                             By: Arland D. Dunn, President